Exhibit 99.2

Third Quarter 2022 Earnings Results November 18, 2022

Disclosure Regarding Forward-Looking Statements

This presentation contains "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, as amended. The words "believe," "expect," "anticipate," "plan," "predict," "intend," "seek," "foresee," "should," "would," "could," "attempt," "appears," "forecast," "outlook," "estimate," "project," "potential," "may," "will," "likely," "guidance," "goal," "model," "target," "budget" and other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. Statements may be forward looking even in the absence of these particular words. Examples of forward-looking statements include, but are not limited to, statements regarding our financial position, business strategy, and other plans and objectives for our future operations, and generation of free cash flow. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. The forward-looking statements contained in this presentation are largely based on our expectations for the future, which reflect certain estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions, operating trends, and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. As such, management's assumptions about future events may prove to be inaccurate. For a more detailed description of the risks and uncertainties involved, see "Risk Factors" in our most recently filed Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events, changes in circumstances, or otherwise. These cautionary statements qualify all forward-looking statements attributable to us, or persons acting on our behalf. Management cautions you that the forward-looking statements contained herein are not guarantees of future performance, and we cannot assure you that such statements will be realized or that the events and circumstances they describe will occur. Factors that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements herein include, but are not limited to a change in the relationship with any of our key suppliers or the unavailability of premium products at competitive prices; a change in negotiated volume discounts, cooperative advertising, and markdown allowances with any of our key suppliers, or the ability to cancel orders and return excess or unneeded merchandise; our ability to fund our planned capital investments; the impact of volatility in the financial markets or other global economic factors; difficulties in appropriately allocating capital and resources among our strategic opportunities; our ability to realize the expected benefits from recent acquisitions; business opportunities and expansion; investments; expenses; dividends; share repurchases; liquidity; cash flow from operations; use of cash and cash requirements; borrowing capacity and use of proceeds; repatriation of cash to the United States; supply chain issues, including delays in merchandise receipts and increasing cost pressure caused by higher oceanic shipping and freight costs; labor shortages; expectations regarding increased wages; inflation; consumer spending levels; the effect of governmental assistance programs; social unrest; the direct and indirect effects of all variants of the coronavirus pandemic (COVID-19) on our business, including any adverse effects of the U.S. government's COVID-19 vaccine mandates; expectations regarding increasing global taxes; the impact of government regulation, including changes in law; the impact of the adverse outcome of any material litigation against us or judicial decisions that affect us or our industry generally; the effects of weather; increased competition; the financial impact of accounting regulations and critical accounting policies; credit risk relating to the risk of loss as a result of non-performance by our counterparties; and any other factors listed in the reports we have filed and may file with the SEC that are incorporated by reference herein. All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary statement. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. You should not place undue reliance on forward-looking statements, which speak to our views only as of the date of this presentation.

3 OUR MISSION: To fuel a shared passion for self - expression OUR VISION: To create unrivaled experiences for our consumers OUR POSITION: To be at the heart of the sport and sneaker communities

Raising Full - Year Outlook To $4.42 - $4.50 From $4.25 - $4.45 $1.01 GAAP EPS +29.5% year - over - year Well positioned with high - quality inventory going into holiday THIRD QUARTER 2022 HIGHLIGHTS +0.8% Total sales +12.5% vs. 2019 Comp sales - 270 bps Gross margin $1.27 Non - GAAP EPS Mid - singles Non - Nike sales (core banners) increased

Store Traffic up high - singles ASP (total) Flattish Units (total) Down low - singles Footwear up low - singles Apparel Down high - singles Accessories down low - singles 3Q GLOBAL SALES DETAIL Up mid - singles Up low - singles Down mid - singles AUGUST SEPTEMBER OCTOBER Note: data is on comp basis unless otherwise noted. All data is ex - WSS/atmos

MENS WOMENS KIDS OVERALL Down low - singles Up high - singles Flattish Up high - singles Up low - singles Down mid - singles Up low - doubles Down mid - teens 3Q COMP DETAIL APPAREL FOOTWEAR Up low - singles

APAC +36.5% 3Q COMP DETAIL EMEA 0.8% Foot Locker +HSD Kids Foot Locker +MSD Champs Sports - LDD NA - 1.1% Foot Locker +LSD Sidestep - HSD Asia Up ~35% Pacific Up >35%

GROSS MARGIN (% of sales) Key Drivers • Merchandise margin fell 280 bps on higher markdowns, supply chain costs, and larger mix of WSS/ atmos • Occupancy leveraged 10 bps SG&A EXPENSES (%) of sales Down 270 bps vs. last year 21.3% 20.1% 20.9% 21.5% Q3 2019 Q3 2020 Q3 2021 Q3 2022 32.1% 30.9% 34.7% 32.0% Q3 2019 Q3 2020 Q3 2021 Q3 2022 THIRD QUARTER 2022 MARGIN PERFORMANCE Up 6 0 bps vs. last year Key Drivers • Labor cost deleverage • Early benefits from cost optimization

Metric Prior Full Year Updated Full Year Fourth Quarter Commentary Total Sales Down 6% to 7% Down 4% to 5% Down 8% to 10% Ongoing foreign currency pressure Comp Sales Down 8% to 9% Down 4% to 5% Down 6% to 8% Strong demand, execution, and access to inventory Square Footage Down 1% to 2% Down slightly Down slightly Gross Margin 31.1% to 31.2% 31.7% to 31.8% 29.0% to 29.3% Ongoing promotional pressure SG&A Rate 21.3% to 21.4% ~22.0% 23.3% to 23.4% Labor inflation, partially offset by cost optimization D&A ~$213 million ~$210 million ~$53 million Interest ~$20 million ~$17 million ~$4 million Tax Rate (Non - GAAP) 30.0% to 30.5% ~30.7% ~32.5% Non - GAAP EPS $4.25 - $4.45 $4.42 - $4.50 $0.45 - $0.53 Raising full year outlook Capital Expenditures Up to $275 million Up to $275 million 2022 FINANCIAL OUTLOOK

* Based on analysis of identified customers in North America excluding WSS and atmos High percentage of multi - unit baskets have multiple brands* 80% of our highest frequency shoppers buy multiple brands* Customers who buy Footwear from us >4x over two years BUY ~3 DIFFERENT BRANDS AND ARE >50% OF SALES (of identified customers) ~40% have multiple brands Of transactions that have more than one item CONSUMERS WANT CHOICE CUSTOMERS WANT CHOICE

FOOT LOCKER HAS SUPERIOR BRAND EQUITY IN MARKET Source: Instagram, Langston (1) Third - Party Specialty Retailers (2) Langston's Brand Health Index is a composite of several underlying metrics that address key aspects of a brand's health Instagram following well above peers Brand Health Index >20% higher than closest peers Top 4 Competing Banners (1) Langston U.S. Brand Health Index (2) 12.2 1.0 0.615 0.399 0.245 A B C D Instagram Followers (millions in the U.S.) Competing Banners (1) >5x the Top 4 competing banners combined >20% higher

4.2 4.0 3.6 3.2 2018 2019 2020 2021 Average Term Remaining (Total North America) 1 (1) Excludes atmos & WSS REAL ESTATE FLEXIBILITY AND GROWING OFF - MALL MIX (2) Includes atmos & WSS since acquisition Off Mall Count 14% 15% 16% 22% 25% 0% 5% 10% 15% 20% 25% 30% 2018 2019 2020 2021 2022 % of Fleet Off Mall (Total North America) 2 323 322 434 465 341